Exhibit 10.5

SIXTH AMENDMENT

to the

COMPOSITE LEASE AGREEMENT

By and Between

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

and

FEDERAL EXPRESS CORPORATION

Effective as of July 1, 2014

SIXTH AMENDMENT

TO THE COMPOSITE LEASE AGREEMENT

This Sixth Amendment is made and entered into as of the 19th day of September 2013, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant”), a corporation duly organized and existing under the laws of the State of Delaware.

W I T N E S S E T H:

WHEREAS Authority and Tenant executed an instrument entitled “Composite Lease Agreement” with an effective date of January 1, 2007 (that instrument, as previously amended by First Amendment to the Composite Lease Agreement intended to be effective as of September 1, 2008; by Second Amendment to the Composite Lease Agreement intended to be effective as of June 1, 2009; by Third Amendment to the Composite Lease Agreement intended to be effective as of July 1, 2009; by Fourth Amendment to the Composite Lease Agreement intended to be effective as of December 15, 2011; and by Fifth Amendment to the Composite Lease Agreement intended to be effective as of January 1, 2013; collectively referred to herein as the “Composite Lease Agreement”); and

WHEREAS Authority and Tenant intended the Composite Lease Agreement to represent each of 23 separate lease agreements between the parties (later increased to 25) and showed the differences among the 23 (later 25 leases) by attaching to the Composite Lease Agreement as Exhibit A, a schedule that identified each parcel of real property Authority leased to Tenant, the portion of the Term (as defined in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant pays to Authority for each parcel; and

WHEREAS the parties entered into a Special Facility Ground Lease Agreement dated July 1, 1993, and as amended by First Amendment dated September 1, 2008, and a Special Facility Lease Agreement dated July 1, 1993, in conjunction with the issuance of Special Facilities Revenue Bonds, Series 1993 (“Series 1993 Bonds”), to finance the construction, installation, renovation, and remodeling of the building known as the Corporate Hangar and the buildings known as Hangars 11 and 12; and

WHEREAS the Series 1993 Bonds will be paid in full and retired on or before the effective date of this Sixth Amendment; and

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WHEREAS the Special Facility Ground Lease Agreement and the Special Facility Lease Agreement will terminate upon retirement of the Series 1993 Bonds; and

WHEREAS the parties wish to amend the Composite Lease Agreement to add the Corporate Aviation Hangar, Hangars 11 and 12, and the East GSE Lot to the Premises effective July 1, 2014.

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:

SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Sixth Amendment that are defined in the Composite Lease Agreement, the Special Facility Ground Lease Agreement and the Special Facility Lease Agreement shall have the respective meanings given to them in each agreement for all purposes of this Sixth Amendment.

SECTION 2. Modification of Composite Lease and Applicable Rent. The parties amend the Composite Lease Agreement to reflect the addition of (i) Parcel 26, as described in the attached description, and all improvements constructed on Parcel 26 prior to the effective date of this Amendment, including, without limitation, the Corporate Aviation Hangar, which initially had a building footprint area of approximately 35,070 square feet, (ii) Parcel 27, as described in the attached description, and all improvements constructed on Parcel 27 prior to the effective date of this Amendment, including, without limitation, Hangar 11, which initially had a building footprint area of approximately 58,265 square feet, Hangar 12, which initially had a building footprint area of approximately 117,306 square feet, office, shop and warehouse building space that supports the operation of Hangars 11 and 12, and paved aircraft parking ramp, paved ground support equipment staging space and paved vehicle parking space, and (iii) Parcel 28, as described in the attached description, and all improvements constructed on Parcel 28 prior to the effective date of this Amendment, including, without limitation, the East GSE Lot, which has an area of approximately 1,000,681 square feet. As of the Effective Date, the parties incorporate the attached descriptions of Parcel 26, Parcel 27 and Parcel 28 to be part of Exhibit “A” to the Composite Lease Agreement and the parties substitute the table attached to this Amendment for the table included as part of Exhibit “A” to the Composite Lease Agreement. The substitution of that table will accomplish the following:

(a) Effective as of July 1, 2014, the annual rent will be increased by an amount equal to the product achieved by multiplying the combined area of the building footprints of the Corporate Aviation Hangar and Hangars 11 and 12 (i.e., 210,641 square feet) by $1.4238 per square foot of building footprint area.

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(b) Effective as of July 1, 2014, the annual rent will be increased by an amount equal to the product achieved by multiplying the area of Parcel 28 (i.e., 1,000,681 square feet) by $0.1741 per square foot.

(c) The rent, as adjusted in accordance with the foregoing, will continue to be subject to adjustment in accordance with the terms of Section 2.03(a)(i) of the Composite Lease Agreement

SECTION 3. Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.

SECTION 4. Effective Dates of this Sixth Amendment. This Sixth Amendment shall become effective as of July 1, 2014.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Sixth Amendment to the Composite Lease Agreement.

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY		FEDERAL EXPRESS CORPORATION

By:	/s/ SCOTT A. BROCKMAN	By:	/s/ DONALD C. COLVIN
Scott A. Brockman, Executive Vice President and
Chief Operating Officer		Title:	Vice President

Date:	9/19/13	Date:	9/12/13

By:	/s/ RICHARD N. WHITE
Richard White, Vice President
Properties & Business Development
Date:	9/19/13

Approved as to Form and Legality:

/s/ BRIAN L. KUHN
Brian L. Kuhn, General Counsel
Date:	9/19/13

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Parcel 26 Legal Description

Parcel 26

Corporate Aviation Hangar

Description of a ground lease area formerly identified in the Special Facility Ground Lease Agreement dated July 1, 1993 as Parcel E, the Corporate Hangar site, and being a portion of the Memphis-Shelby County Airport Authority as recorded in Special Warranty Deed F5-5925; located in Memphis, Shelby County, Tennessee.

Beginning at a set iron pin in the south line of Democrat Road (60 foot from the centerline), said point being North 00 degrees 21 minutes 25 seconds East, 3989.53 feet from airport control system aluminum cap marked A/H 88, No.12; Thence across the Memphis-Shelby County Airport Authority property the following calls: South 00 degrees 52 minutes 54 seconds West, 535.00 feet to a set iron pin; South 66 degrees 24 minutes 54 seconds West, 241.34 feet to a set iron pin; North 23 degrees 41 minutes 49 seconds West, 226.03 feet to a set iron pin; North 24 degrees 03 minutes 28 seconds East, 93.03 feet to a set iron pin; North 63 degrees 00 minutes 21 seconds East, 9.97 feet to a set iron pin; North 00 degrees 52 minutes 54 seconds East, 338.97 feet to a set iron pin in the said south line of Democrat Road; Thence South 89 degrees 10 minutes 19 seconds East along said south line of Democrat Road, 268.26 feet to the point of beginning and containing 161,334 square feet or 3.704 acres by calculation.

[DIAGRAM]

Parcel 27 Legal Description

Parcel 27

Hangars11 and 12

Description of a ground lease area formerly identified in the Special Facility Ground Lease Agreement dated July 1, 1993, and being a portion of the Memphis-Shelby County Airport Authority property as recorded in Special Warranty Deed F5-5925, Parcel 1; located on the north side of Winchester Road and west of Tchulahoma Road in Memphis, Shelby County, Tennessee.

Commencing at the intersection of the projected centerline of Runway 27 and the west right-of-way line of Tchulahoma Road (106 foot wide right-of-way) with state plane coordinates of approximately N: 287511.24152 & E: 786451.50317; Thence North 85 degrees 42 minutes 12 seconds West, along the projected and centerline of Runway 27, a distance of 3,114.22 feet to a point; Thence southwestwardly being perpendicular to the centerline of Runway 27, South 4 degrees 17 minutes 48 seconds East, a distance of 795.47 feet to a set nail in cap being the TRUE POINT OF BEGINNING being the northeast corner of the following lease area:

Thence South 40 degrees 19 minutes 04 seconds East, along the east line of Hangars 11 and 12, also being a west line of Parcel 13, a distance of 407.82 feet to an angle point; Thence South 49 degrees 40 minutes 56 seconds West, along the east line of Hangars 11 and 12, also being a west line of Parcel 13, a distance of 301.48 feet to an angle point; Thence South 04 degrees 40 minutes 00 seconds East, along the east line of Hangars 11 and 12, also being a west line of Parcel 13, a distance of 623.21 feet to the southeast corner of said lease area in the north line of Winchester Road having a 99 foot wide right-of-way; Thence northwestwardly along the north line of Winchester Road, North 84 degrees 39 minutes 32 seconds West, a distance of 245.51 feet to an angle point; Thence continuing along said north line, North 85 degrees 43 minutes 50 seconds West, a distance of 718.16 feet to an angle point; Thence northwestwardly along the north line of Winchester Road, North 40 degrees 43 minutes 50 seconds West, a distance of 5.66 feet to an angle point; Thence continuing along said north line, North 85 degrees 43 minutes 50 seconds West, a distance of 55.17 feet to the southwest corner of said lease area; Thence northeastwardly along the west line of said lease area, North 4 degrees 43 minutes 51 seconds East, a distance of 534.76 feet to an angle point; Thence continuing along said west line, North 40 degrees 15 minutes 13 seconds West, a distance of 284.48 feet to an angle point; Thence continuing along said west line, North 04 degrees 01 minutes 24 seconds East, a distance of 386.06 feet to the northwest corner of said lease area; Thence South 85 degrees 43 minutes 01 seconds East, along the north line of said lease area, a distance of 476.55 feet to an angle point and the beginning of a painted white line; Thence southeastwardly along a new north lease line being along the alignment of a painted white line, South 83 degrees 13 minutes 07 seconds East, along a white line, a distance of 140.98 feet to an angle point; Thence South 85 degrees 39 minutes 44 seconds East, along a white line, a distance of 534.98 feet to the point of beginning and containing approximately 1,290,083 square feet or 29.6162 acres by calculation.

Parcel 27

[DIAGRAM]

Parcel 28 Legal Description

Parcel 28

East GSE Lot

Being a portion of the Memphis-Shelby County Airport Authority property located in Memphis, Shelby County, Tennessee.

Commencing at an iron pin in the west line of Tchulahoma Road (106 foot wide right-of-way) at the intersection of said west line with the projected centerline of Runway 27; Thence North 88 degrees 01 minutes 00 seconds West with said centerline, a distance of 70.82 feet; Thence North 01 degrees 59 minutes 00 seconds East perpendicular to said centerline, 705.05 feet to the point of beginning in the west line of said Tchulahoma Road (106 foot wide right-of-way), and the north line of the Runway 27 “clear zone” for the southeast corner of this parcel; Thence South 83 degrees 27 minutes 09 seconds West with the north line of said “clear zone”, 1093.37 feet to a point; Thence North 01 degrees 53 minutes 25 seconds East, 1654.37 feet to a point; Thence South 88 degrees 04 minutes 43 seconds East, 93.71 feet to a point in the west line of Tchulahoma Road; Thence southeastwardly along said line the following course and distances; Thence southeastwardly along a curve to the left having a radius of 1485.39 feet (central angle = 4 degrees 36 minutes 54 seconds, long chord bearing = South 31 degrees 06 minutes 09 seconds East, long chord distance = 119.61 feet) and arc distance of 119.64 feet to a point of tangency; Thence South 33 degrees 24 minutes 36 seconds East, 1293.39 feet to a point of curvature; Thence southeastwardly with said west line and with a curve to the right having a radius of 1379.39 feet, along the arc, (central angle = 15 degrees 51 minutes 40 seconds, long chord bearing = South 25 degrees 28 minutes 45 seconds East, long chord distance = 380.64 feet) an arc distance of 381.86 feet to the place of beginning containing 22.972 acres or 1,000,681 square feet, more or less.

[DIAGRAM]

EXHIBIT A to the Composite Lease Agreement as amended by the Sixth Amendment dated July 1, 2014

							2008
	FEDEX LEASE NUMBER					EFFECTIVE DATE RATE
PARCEL NUMBER				EFFECTIVE DATE	SQUARE FEET		EFFECTIVE JULY 2008			7/1/2008(3)
		SUPPLEMENTAL	USE OR LOCATION				RATES	MONTHLY	ANNUAL	ESCALATION
1	07-0958	N/A	TAXIWAY N	2/1/2009	100,035	$0.1906	N/A	N/A	N/A	N/A
2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/LANDLOCKED PARCELS	1/1/2007	1,082,446	Varies (1)	Varies	$35,497.91	$425,974.90	15%
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013 (9)	44,344	$0.2077	N/A	N/A	N/A	N/A
3	07-0960	SUPPLEMENTALS	WEST RAMP
		18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007	3,111,647	$0.1525	$0.1906	$49,423.33	$593,079.92	N/A
		22, 24 & 25	UNIMPROVED GROUND	1/1/2007	914,283	$0.1525	$0.1906	$14,521.86	$174,262.34	N/A
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013 (9)	2,744	$0.2077	N/A	N/A	N/A	N/A
4	07-0961	N/A	TAXIWAY C	2/1/2009	731,098	$0.2400	N/A	N/A	N/A	N/A
5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	1/1/2007		$0.1525	$0.1906	$8,187.79	$98,253.48	N/A
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	1/1/2007	515,496	$0.1525				N/A
6	07-0963	AGREEMENT #92-0833	IRS/AOD	1/1/2007	2,248,286	N/A (6)	N/A (6)	$125,000.00	$1,500,000.00	N/A (6)
7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007	427,030	N/A (6)	N/A (6)	$2,506.15	$30,073.80	N/A (6)
8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007	451,370	N/A (6)	N/A (6)	$2,340.16	$28,081.92	N/A (6)
9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	1/1/2007	833,458	$0.2673	$0.2673	$18,565.28	$222,783.32	N/A
10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007 (2)	140,617	$0.2673	$0.2673	$3,132.24	$37,586.92	N/A
11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	1/1/2007	187,217	$0.1525	$0.1906	$2,973.63	$35,683.56	N/A
12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	12/01/07	187,618	$0.1525	$0.1525	$2,384.31	$28,611.75	N/A
13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007	1,897,879	$0.1220	$0.1220	$19,295.10	$231,541.24	N/A
		SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007	319,113	$0.1525	$0.1906	$5,068.58	$60,822.94	N/A
14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007	428,616	$0.1525	$0.1906	$6,807.85	$81,694.21	N/A
15	07-0972	N/A	SPRANKLE ROAD	1/1/2007	200,695	$0.0000	$0.0000	$0.00	$0.00	N/A
16	07-0973	N/A	REPUBLIC ROAD	1/1/2007	113,179	$0.0000	$0.0000	$0.00	$0.00	N/A
17	07-0974	SUPPLEMENTALS
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007	1,662,877	$0.1525	$0.1906	$26,412.03	$316,944.36	N/A
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007	1,908,290	$0.1906	$0.2383	$37,895.46	$454,745.51	N/A
		Parcel 5 (INTERNATIONAL PARK)		1/1/2007	24,000	$0.2673	$0.3341	$668.25	$8,019.00	25%
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007	247,254	$0.2673	$0.3341	$6,884.48	$82,613.74	25%
		1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007	117,915	$0.2673	$0.3341	$3,283.20	$39,398.35	25%
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007	45,359	$0.2673	$0.3341	$1,262.96	$15,155.58	25%
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007	1,586,172	$0.2673	$0.3341	$44,164.98	$529,979.72	25%
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007	70,200	$0.2673	$0.3341	$1,954.63	$23,455.58	25%
		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007	4,333,659	$0.2673	$0.3341	$120,665.32	$1,447,983.81	25%
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	1/1/2007	556,334	$0.2673	$0.3341	$15,490.42	$185,885.10	25%
		10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007	487,512	$0.1906	$0.2383	$9,681.18	$116,174.11	N/A
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007	527,676	$0.1525	$0.1906	$8,381.25	$100,575.05	N/A
		5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007	796,312	$0.2673	$0.3341	$22,172.31	$266,067.75	25%
		23	GRAEBER ASSIGNMENT/TRUCKING OPERATION	1/1/2007	261,460	$0.1029	$0.1286	$2,802.53	$33,630.32	25%
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007	18,933	$0.2673	$0.3341	$527.17	$6,325.99	25%

18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007	552,730	$0.2673	$0.2673	$12,312.06	$147,744.73	N/A

18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012(4)	72,378	$1.2600	N/A	N/A	N/A	N/A
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007	418,016	$0.2673	$0.2673	$9,311.31	$111,735.68	N/A

20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	3/1/2008	108,051	$0.1525	$0.1525	$1,373.15	$16,477.78	N/A

21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007	1,812,363	$0.1525	$0.1906	$28,786.37	$345,436.39	N/A
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007	491,127	$0.1525	$0.1906	$7,800.73	$93,608.81	N/A

23	07-0981	N/A	TAXIWAY SIERRA	2/1/2009	248,711	$0.2400	N/A	N/A	N/A	N/A

24	07-0982	N/A	SORT FACILITY	9/1/2009 (5)	292,000	$1.2600	N/A	N/A	N/A	N/A
25	07-0983	N/A	DEMOCRAT PARKING AREA	12/15/11 (8)	36,128	$0.1906	N/A	N/A	N/A	N/A
26	07-0985	N/A	CORPORATE AVIATION HANGAR (BUILDING)	7/1/2014	35,070	$1.4238	N/A	N/A	N/A	N/A
			CORPORATE AVIATION HANGAR (LAND)	7/1/2014	161,334	$0.0000	N/A	N/A	N/A	N/A
27	07-0984	N/A	HANGAR 11 (BUILDING)	7/1/2014	58,265	$1.4238	N/A	N/A	N/A	N/A
		N/A	HANGAR 12 (BUILDING)	7/1/2014	117,306	$1.4238	N/A	N/A	N/A	N/A
			HANGARS 11 AND 12 (LAND)	7/1/2014	1,290,083	$0.0000	N/A	N/A	N/A	N/A
28	07-0986	N/A	EAST GSE RAMP	7/1/2014 (10)	1,000,681	$0.1741	N/A	N/A	N/A	N/A

							2009
	FEDEX LEASE NUMBER					EFFECTIVE DATE RATE
PARCEL NUMBER				EFFECTIVE DATE	SQUARE FEET		EFFECTIVE JULY 2009
		SUPPLEMENTAL	USE OR LOCATION				RATES	MONTHLY	ANNUAL
1	07-0958	N/A	TAXIWAY N	2/1/2009	100,035	$0.1906	$0.1906	$1,588.89	$19,066.67
2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/LANDLOCKED PARCELS	1/1/2007	1,082,446	Varies (1)	Varies (1)	$34,175.41	$410,104.92
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013 (9)	44,344	$0.2077	N/A	N/A	N/A
3	07-0960	SUPPLEMENTALS	WEST RAMP
		18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007	3,111,647	$0.1525	$0.1906	$49,423.33	$593,079.92
		22, 24 & 25	UNIMPROVED GROUND	1/1/2007	914,283	$0.1525	$0.1906	$14,521.86	$174,262.34
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013 (9)	2,744	$0.2077	N/A	N/A	N/A
4	07-0961	N/A	TAXIWAY C	2/1/2009	731,098	$0.2400	$0.2400	$14,621.96	$175,463.52
5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	1/1/2007		$0.1525
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	1/1/2007	515,496	$0.1525	$0.1906	$8,187.79	$98,253.48
6	07-0963	AGREEMENT #92-0833	IRS/AOD	1/1/2007	2,248,286	N/A (6)	N/A (6)	$125,000.00	$1,500,000.00
7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007	427,030	N/A (6)	N/A (6)	$2,506.15	$30,073.80
8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007	451,370	N/A (6)	N/A (6)	$2,340.16	$28,081.92
9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	1/1/2007	833,458	$0.2673	$0.2673	$18,565.28	$222,783.32
10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007 (2)	140,617	$0.2673	$0.2673	$3,132.24	$37,586.92
11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	1/1/2007	187,217	$0.1525	$0.1906	$2,973.63	$35,683.56
12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	12/01/07	187,618	$0.1525	$0.1525	$2,384.31	$28,611.75
13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007	1,897,879	$0.1220	$0.1220	$19,295.10	$231,541.24
		SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007	319,113	$0.1525	$0.1906	$5,068.58	$60,822.94
14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007	428,616	$0.1525	$0.1906	$6,807.85	$81,694.21
15	07-0972	N/A	SPRANKLE ROAD	1/1/2007	200,695	$0.0000	$0.0000	$0.00	$0.00
16	07-0973	N/A	REPUBLIC ROAD	1/1/2007	113,179	$0.0000	$0.0000	$0.00	$0.00
17	07-0974	SUPPLEMENTALS
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007	1,662,877	$0.1525	$0.1906	$26,412.03	$316,944.36
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007	1,908,290	$0.1906	$0.2383	$37,895.46	$454,745.51
		Parcel 5 (INTERNATIONAL PARK)		1/1/2007	24,000	$0.2673	$0.3341	$668.25	$8,019.00
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007	247,254	$0.2673	$0.3341	$6,884.48	$82,613.74
		1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007	117,915	$0.2673	$0.3341	$3,283.20	$39,398.35
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007	45,359	$0.2673	$0.3341	$1,262.96	$15,155.58
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007	1,586,172	$0.2673	$0.3341	$44,164.98	$529,979.72
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007	70,200	$0.2673	$0.3341	$1,954.63	$23,455.58
		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007	4,333,659	$0.2673	$0.3341	$120,665.32	$1,447,983.81
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	1/1/2007	556,334	$0.2673	$0.3341	$15,490.42	$185,885.10
		10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007	487,512	$0.1906	$0.2383	$9,681.18	$116,174.11
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007	527,676	$0.1525	$0.1906	$8,381.25	$100,575.05
		5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007	796,312	$0.2673	$0.3341	$22,172.31	$266,067.75
		23	GRAEBER ASSIGNMENT/TRUCKING OPERATION	1/1/2007	261,460	$0.1029	$0.1286	$2,802.53	$33,630.32
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007	18,933	$0.2673	$0.3341	$527.17	$6,325.99

18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007	552,730	$0.2673	$0.2673	$12,312.06	$147,744.73

18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012 (4)	72,378	$1.2600	N/A	N/A	N/A
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007	418,016	$0.2673	$0.2673	$9,311.31	$111,735.68

20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	3/1/2008	108,051	$0.1525	$0.1525	$1,373.15	$16,477.78

21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007	1,812,363	$0.1525	$0.1906	$28,786.37	$345,436.39
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007	491,127	$0.1525	$0.1906	$7,800.73	$93,608.81

23	07-0981	N/A	TAXIWAY SIERRA	2/1/2009	248,711	$0.2400	$0.2400	$4,974.22	$59,690.64

24	07-0982	N/A	SORT FACILITY	9/1/2009 (5)	292,000	$1.2600	$1.2600	$30,660.00	$367,920.00
25	07-0983	N/A	DEMOCRAT PARKING AREA	12/15/11 (8)	36,128	$0.1906	N/A	N/A	N/A
26	07-0985	N/A	CORPORATE AVIATION HANGAR (BUILDING)	7/1/2014	35,070	$1.4238	N/A	N/A	N/A
			CORPORATE AVIATION HANGAR (LAND)	7/1/2014	161,334	$0.0000	N/A	N/A	N/A
27	07-0984	N/A	HANGAR 11 (BUILDING)	7/1/2014	58,265	$1.4238	N/A	N/A	N/A
		N/A	HANGAR 12 (BUILDING)	7/1/2014	117,306	$1.4238	N/A	N/A	N/A
			HANGARS 11 AND 12 (LAND)	7/1/2014	1,290,083	$0.0000	N/A	N/A	N/A
28	07-0986	N/A	EAST GSE RAMP	7/1/2014 (10)	1,000,681	$0.1741	N/A	N/A	N/A

							2011
	FEDEX LEASE NUMBER					EFFECTIVE DATE RATE
PARCEL NUMBER				EFFECTIVE DATE	SQUARE FEET		EFFECTIVE DECEMBER 2011
		SUPPLEMENTAL	USE OR LOCATION				RATES	MONTHLY	ANNUAL
1	07-0958	N/A	TAXIWAY N	2/1/2009	100,035	$0.1906	$0.1906	$1,588.89	$19,066.67
2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/LANDLOCKED PARCELS	1/1/2007	1,082,446	Varies (1)	Varies (1)	$28,533.41	$342,400.87
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013 (9)	44,344	$0.2077	N/A	N/A	N/A
3	07-0960	SUPPLEMENTALS	WEST RAMP
		18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007	3,111,647	$0.1525	$0.1906	$49,423.33	$593,079.92
		22, 24 & 25	UNIMPROVED GROUND	1/1/2007	914,283	$0.1525	$0.1906	$14,521.86	$174,262.34
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013 (9)	2,744	$0.2077	N/A	N/A	N/A
4	07-0961	N/A	TAXIWAY C	2/1/2009	731,098	$0.2400	$0.2400	$14,621.96	$175,463.52
5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	1/1/2007		$0.1525
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	1/1/2007	515,496	$0.1525	$0.1906	$8,187.79	$98,253.48
6	07-0963	AGREEMENT #92-0833	IRS/AOD	1/1/2007	2,248,286	N/A (6)	N/A (6)	$125,000.00	$1,500,000.00
7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007	427,030	N/A (6)	N/A (6)	$2,506.15	$30,073.80
8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007	451,370	N/A (6)	N/A (6)	$2,340.16	$28,081.92
9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	1/1/2007	833,458	$0.2673	$0.2673	$18,565.28	$222,783.32
10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007 (2)	140,617	$0.2673	$0.2673	$3,132.24	$37,586.92
11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	1/1/2007	187,217	$0.1525	$0.1906	$2,973.63	$35,683.56
12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	12/01/07	187,618	$0.1525	$0.1525	$2,384.31	$28,611.75
13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007	1,897,879	$0.1220	$0.1220	$19,295.10	$231,541.24
		SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007	319,113	$0.1525	$0.1906	$5,068.58	$60,822.94
14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007	428,616	$0.1525	$0.1906	$6,807.85	$81,694.21
15	07-0972	N/A	SPRANKLE ROAD	1/1/2007	200,695	$0.0000	$0.0000	$0.00	$0.00
16	07-0973	N/A	REPUBLIC ROAD	1/1/2007	113,179	$0.0000	$0.0000	$0.00	$0.00
17	07-0974	SUPPLEMENTALS
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007	1,662,877	$0.1525	$0.1906	$26,412.03	$316,944.36
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007	1,908,290	$0.1906	$0.2383	$37,895.46	$454,745.51
		Parcel 5 (INTERNATIONAL PARK)		1/1/2007	24,000	$0.2673	$0.3341	$668.25	$8,019.00
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007	247,254	$0.2673	$0.3341	$6,884.48	$82,613.74
		1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007	117,915	$0.2673	$0.3341	$3,283.20	$39,398.35
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007	45,359	$0.2673	$0.3341	$1,262.96	$15,155.58
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007	1,586,172	$0.2673	$0.3341	$44,164.98	$529,979.72
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007	70,200	$0.2673	$0.3341	$1,954.63	$23,455.58
		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007	4,333,659	$0.2673	$0.3341	$120,665.32	$1,447,983.81
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	1/1/2007	556,334	$0.2673	$0.3341	$15,490.42	$185,885.10
		10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007	487,512	$0.1906	$0.2383	$9,681.18	$116,174.11
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007	527,676	$0.1525	$0.1906	$8,381.25	$100,575.05
		5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007	796,312	$0.2673	$0.3341	$22,172.31	$266,067.75
		23	GRAEBER ASSIGNMENT/TRUCKING OPERATION	1/1/2007	261,460	$0.1029	$0.1286	$2,802.53	$33,630.32
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007	18,933	$0.2673	$0.3341	$527.17	$6,325.99

18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007	552,730	$0.2673	$0.2673	$12,312.06	$147,744.73

18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012 (4)	72,378	$1.2600	N/A	N/A	N/A
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007	418,016	$0.2673	$0.2673	$9,311.31	$111,735.68

20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	3/1/2008	108,051	$0.1525	$0.1525	$1,373.15	$16,477.78

21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007	1,812,363	$0.1525	$0.1906	$28,786.37	$345,436.39
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007	491,127	$0.1525	$0.1906	$7,800.73	$93,608.81

23	07-0981	N/A	TAXIWAY SIERRA	2/1/2009	248,711	$0.2400	$0.2400	$4,974.22	$59,690.64

24	07-0982	N/A	SORT FACILITY	9/1/2009 (5)	292,000	$1.2600	$1.2600	$30,660.00	$367,920.00
25	07-0983	N/A	DEMOCRAT PARKING AREA	12/15/11 (8)	36,128	$0.1906	N/A	N/A	N/A
26	07-0985	N/A	CORPORATE AVIATION HANGAR (BUILDING)	7/1/2014	35,070	$1.4238	N/A	N/A	N/A
			CORPORATE AVIATION HANGAR (LAND)	7/1/2014	161,334	$0.0000	N/A	N/A	N/A
27	07-0984	N/A	HANGAR 11 (BUILDING)	7/1/2014	58,265	$1.4238	N/A	N/A	N/A
		N/A	HANGAR 12 (BUILDING)	7/1/2014	117,306	$1.4238	N/A	N/A	N/A
			HANGARS 11 AND 12 (LAND)	7/1/2014	1,290,083	$0.0000	N/A	N/A	N/A
28	07-0986	N/A	EAST GSE RAMP	7/1/2014 (10)	1,000,681	$0.1741	N/A	N/A	N/A

							2012
	FEDEX LEASE NUMBER					EFFECTIVE DATE RATE
PARCEL NUMBER				EFFECTIVE DATE	SQUARE FEET		EFFECTIVE SEPTEMBER 2012
		SUPPLEMENTAL	USE OR LOCATION				RATES	MONTHLY	ANNUAL
1	07-0958	N/A	TAXIWAY N	2/1/2009	100,035	$0.1906	$0.1906	$1,588.89	$19,066.67
2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/LANDLOCKED PARCELS	1/1/2007	1,082,446	Varies (1)	Varies (1)	$28,533.41	$342,400.87
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013(9)	44,344	$0.2077	N/A	N/A	N/A
3	07-0960	SUPPLEMENTALS	WEST RAMP
		18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007	3,111,647	$0.1525	$0.1906	$49,423.33	$593,079.92
		22, 24 & 25	UNIMPROVED GROUND	1/1/2007	914,283	$0.1525	$0.1906	$14,521.86	$174,262.34
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013(9)	2,744	$0.2077	N/A	N/A	N/A
4	07-0961	N/A	TAXIWAY C	2/1/2009	731,098	$0.2400	$0.2400	$14,621.96	$175,463.52
5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	1/1/2007		$0.1525
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	1/1/2007	515,496	$0.1525	$0.1906	$8,187.79	$98,253.48
6	07-0963	AGREEMENT #92-0833	IRS/AOD	1/1/2007	2,248,286	N/A (6)	N/A (6)	$125,000.00	$1,500,000.00
7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007	427,030	N/A (6)	N/A (6)	$2,506.15	$30,073.80
8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007	451,370	N/A (6)	N/A (6)	$2,340.16	$28,081.92
9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	1/1/2007	833,458	$0.2673	$0.2673	$18,565.28	$222,783.32
10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007(2)	140,617	$0.2673	$0.2673	$3,132.24	$37,586.92
11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	1/1/2007	187,217	$0.1525	$0.1906	$2,973.63	$35,683.56
12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	12/01/07	187,618	$0.1525	$0.1525	$2,384.31	$28,611.75
13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007	1,897,879	$0.1220	$0.1220	$19,295.10	$231,541.24
		SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007	319,113	$0.1525	$0.1906	$5,068.58	$60,822.94
14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007	428,616	$0.1525	$0.1906	$6,807.85	$81,694.21
15	07-0972	N/A	SPRANKLE ROAD	1/1/2007	200,695	$0.0000	$0.0000	$0.0000	$0.0000
16	07-0973	N/A	REPUBLIC ROAD	1/1/2007	113,179	$0.0000	$0.0000	$0.0000	$0.0000
17	07-0974	SUPPLEMENTALS
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007	1,662,877	$0.1525	$0.1906	$26,412.03	$316,944.36
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007	1,908,290	$0.1906	$0.2383	$37,895.46	$454,745.51
		Parcel 5 (INTERNATIONAL PARK)		1/1/2007	24,000	$0.2673	$0.3341	$668.25	$8,019.00
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007	247,254	$0.2673	$0.3341	$6,884.48	$82,613.74
		1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007	117,915	$0.2673	$0.3341	$3,283.20	$39,398.35
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007	45,359	$0.2673	$0.3341	$1,262.96	$15,155.58
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007	1,586,172	$0.2673	$0.3341	$44,164.98	$529,979.72
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007	70,200	$0.2673	$0.3341	$1,954.63	$23,455.58
		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007	4,333,659	$0.2673	$0.3341	$120,665.32	$1,447,983.81
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	1/1/2007	556,334	$0.2673	$0.3341	$15,490.42	$185,885.10
		10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007	487,512	$0.1906	$0.2383	$9,681.18	$116,174.11
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007	527,676	$0.1525	$0.1906	$8,381.25	$100,575.05
		5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007	796,312	$0.2673	$0.3341	$22,172.31	$266,067.75
		23	GRAEBER ASSIGNMENT/TRUCKING OPERATION	1/1/2007	261,460	$0.1029	$0.1286	$2,802.53	$33,630.32
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007	18,933	$0.2673	$0.3341	$527.17	$6,325.99

18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007	552,730	$0.2673	$0.2673	$12,312.06	$147,744.73

18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012(4)	72,378	$1.2600	$1.2600	$7,599.69	$91,196.28
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007	418,016	$0.2673	$0.2673	$9,311.31	$111,735.68

20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	3/1/2008	108,051	$0.1525	$0.1525	$1,373.15	$16,477.78

21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007	1,812,363	$0.1525	$0.1906	$28,786.37	$345,436.39
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007	491,127	$0.1525	$0.1906	$7,800.73	$93,608.81

23	07-0981	N/A	TAXIWAY SIERRA	2/1/2009	248,711	$0.2400	$0.2400	$4,974.22	$59,690.64

24	07-0982	N/A	SORT FACILITY	9/1/2009(5)	292,000	$1.2600	$1.2600	$30,660.00	$367,920.00
25	07-0983	N/A	DEMOCRAT PARKING AREA	12/15/11(8)	36,128	$0.1906	$0.1906	$573.83	$6,885.99
26	07-0985	N/A	CORPORATE AVIATION HANGAR (BUILDING)	7/1/2014	35,070	$1.4238	N/A	N/A	N/A
			CORPORATE AVIATION HANGAR (LAND)	7/1/2014	161,334	$0.0000	N/A	N/A	N/A
27	07-0984	N/A	HANGAR 11 (BUILDING)	7/1/2014	58,265	$1.4238	N/A	N/A	N/A
		N/A	HANGAR 12 (BUILDING)	7/1/2014	117,306	$1.4238	N/A	N/A	N/A
			HANGARS 11 AND 12 (LAND)	7/1/2014	1,290,083	$0.0000	N/A	N/A	N/A
28	07-0986	N/A	EAST GSE RAMP	7/1/2014(10)	1,000,681	$0.1741	N/A	N/A	N/A

12

							2013
	FEDEX LEASE NUMBER					EFFECTIVE DATE RATE
PARCEL NUMBER				EFFECTIVE DATE	SQUARE FEET		EFFECTIVE July 1, 2013
		SUPPLEMENTAL	USE OR LOCATION				ESCALATION (3)		RATES	MONTHLY	ANNUAL
1	07-0958	N/A	TAXIWAY N	2/1/2009	100,035	$0.1906	CPI OR 13%		$0.2077	$1,731.41	$20,776.95
2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/LANDLOCKED PARCELS	1/1/2007	1,082,446	Varies (1)	CPI OR 13%		Varies (1)	$31,092.85	$373,114.23
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013(9)	44,344	$0.2077	CPI OR 13%		0.2077(9)	N/A	N/A
3	07-0960	SUPPLEMENTALS	WEST RAMP
		18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007	3,111,647	$0.1525	CPI OR 13%		$0.2077	$53,856.60	$646,279.19
		22, 24 & 25	UNIMPROVED GROUND	1/1/2007	914,283	$0.1525	CPI OR 13%		$0.2077	$15,824.47	$189,893.67
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013(9)	2,744	$0.2077	CPI OR 13%		N/A	N/A	N/A
4	07-0961	N/A	TAXIWAY C	2/1/2009	731,098	$0.2400	CPI OR 13%		$0.2615	$15,933.55	$191,202.60
5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	1/1/2007		$0.1525	CPI OR 13%
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	1/1/2007	515,496	$0.1525	CPI OR 13%		$0.2077	$8,922.24	$107,066.88
6	07-0963	AGREEMENT #92-0833	IRS/AOD	1/1/2007	2,248,286	N/A (6)	15	%(7)	N/A (6)	$143,750.00	$1,725,000.00
7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007	427,030	N/A (6)	CPI OR 13%		N/A (6)	$2,730.95	$32,771.42
8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007	451,370	N/A (6)	CPI OR 13%		N/A (6)	$2,550.07	$30,600.87
9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	1/1/2007	833,458	$0.2673	CPI OR 13%		$0.2913	$20,230.58	$242,766.99
10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007(2)	140,617	$0.2673	CPI OR 13%		$0.2913	$3,413.21	$40,958.47
11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	1/1/2007	187,217	$0.1525	CPI OR 13%		$0.2077	$3,240.36	$38,884.38
12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	12/01/07	187,618	$0.1525	CPI OR 13%		$0.1662	$2,598.18	$31,178.22
13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007	1,897,879	$0.1220	CPI OR 13%		$0.1329	$21,025.87	$252,310.49
		SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007	319,113	$0.1525	CPI OR 13%		$0.2077	$5,523.23	$66,278.76
14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007	428,616	$0.1525	CPI OR 13%		$0.2077	$7,418.52	$89,022.18
15	07-0972	N/A	SPRANKLE ROAD	1/1/2007	200,695	$0.0000	N/A		$0.0000	$0.0000	$0.0000
16	07-0973	N/A	REPUBLIC ROAD	1/1/2007	113,179	$0.0000	N/A		$0.0000	$0.0000	$0.0000
17	07-0974	SUPPLEMENTALS
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007	1,662,877	$0.1525	CPI OR 13%		$0.2077	$28,781.19	$345,374.26
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007	1,908,290	$0.1906	CPI OR 13%		$0.2597	$41,294.68	$495,536.18
		Parcel 5 (INTERNATIONAL PARK)		1/1/2007	24,000	$0.2673	CPI OR 13%		$0.3641	$728.14	$8,737.65
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007	247,254	$0.2673	CPI OR 13%		$0.3641	$7,501.45	$90,017.46
		1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007	117,915	$0.2673	CPI OR 13%		$0.3641	$3,577.43	$42,929.17
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007	45,359	$0.2673	CPI OR 13%		$0.3641	$1,376.15	$16,513.80
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007	1,586,172	$0.2673	CPI OR 13%		$0.3641	$48,122.97	$577,475.69
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007	70,200	$0.2673	CPI OR 13%		$0.3641	$2,129.80	$25,557.63
		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007	4,333,659	$0.2673	CPI OR 13%		$0.3641	$131,479.16	$1,577,749.90
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	1/1/2007	556,334	$0.2673	CPI OR 13%		$0.3641	$16,878.65	$202,543.84
		10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007	487,512	$0.1906	CPI OR 13%		$0.2597	$10,549.58	$126,594.93
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007	527,676	$0.1525	CPI OR 13%		$0.2077	$9,133.05	$109,596.63
		5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007	796,312	$0.2673	CPI OR 13%		$0.3641	$24,159.36	$289,912.33
		23	GRAEBER ASSIGNMENT/TRUCKING OPERATION	1/1/2007	261,460	$0.1029	CPI OR 13%		$0.1401	$3,053.32	$36,639.83
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007	18,933	$0.2673	CPI OR 13%		$0.3641	$574.41	$6,892.91

18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007	552,730	$0.2673	CPI OR 13%		$0.2913	$13,416.45	$160,997.43

18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012(4)	72,378	$1.2600	CPI OR 13%		$1.3730	$8,281.38	$99,376.59
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007	418,016	$0.2673	CPI OR 13%		$0.2913	$10,146.53	$121,758.37

20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	3/1/2008	108,051	$0.1525	CPI OR 13%		$0.1662	$1,496.32	$17,955.83

21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007	1,812,363	$0.1525	CPI OR 13%		$0.2077	$31,368.50	$376,422.03
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007	491,127	$0.1525	CPI OR 13%		$0.2077	$8,500.46	$102,005.52

23	07-0981	N/A	TAXIWAY SIERRA	2/1/2009	248,711	$0.2400	CPI OR 13%		$0.2615	$5,420.41	$65,044.89

24	07-0982	N/A	SORT FACILITY	9/1/2009(5)	292,000	$1.2600	CPI OR 13%		$1.3730	$33,410.20	$400,922.42
25	07-0983	N/A	DEMOCRAT PARKING AREA	12/15/11(8)	36,128	$0.1906	CPI OR 13%		$0.2077	$625.31	$7,503.67
26	07-0985	N/A	CORPORATE AVIATION HANGAR (BUILDING)	7/1/2014	35,070	$1.4238	CPI OR 13%		N/A	N/A	N/A
			CORPORATE AVIATION HANGAR (LAND)	7/1/2014	161,334	$0.0000	N/A		N/A	N/A	N/A
27	07-0984	N/A	HANGAR 11 (BUILDING)	7/1/2014	58,265	$1.4238	CPI OR 13%		N/A	N/A	N/A
		N/A	HANGAR 12 (BUILDING)	7/1/2014	117,306	$1.4238	CPI OR 13%		N/A	N/A	N/A
			HANGARS 11 AND 12 (LAND)	7/1/2014	1,290,083	$0.0000	N/A		N/A	N/A	N/A
28	07-0986	N/A	EAST GSE RAMP	7/1/2014(10)	1,000,681	$0.1741	CPI OR 13%		N/A	N/A	N/A

									Totals	$781,847.02	$9,382,164.23

							2014
	FEDEX LEASE NUMBER					EFFECTIVE DATE RATE				2018
PARCEL NUMBER				EFFECTIVE DATE	SQUARE FEET		EFFECTIVE July 1, 2014			EFFECTIVE July 1, 2018
		SUPPLEMENTAL	USE OR LOCATION				RATES	MONTHLY	ANNUAL	ESCALATION (3)
1	07-0958	N/A	TAXIWAY N	2/1/2009	100,035	$0.1906	$0.2077	$1,731.41	$20,776.95	CPI OR 13%
2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/ LANDLOCKED PARCELS	1/1/2007	1,082,446	Varies (1)	Varies (1)	$31,092.85	$373,114.23	CPI OR 13%
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013(9)	44,344	$0.2077	$0.2077	$767.52	$9,210.25	CPI OR 13%
3	07-0960	SUPPLEMENTALS	WEST RAMP
		18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007	3,111,647	$0.1525	$0.2077	$53,856.60	$646,279.19	CPI OR 13%
		22, 24 & 25	UNIMPROVED GROUND	1/1/2007	914,283	$0.1525	$0.2077	$15,824.47	$189,893.67	CPI OR 13%
		N/A 5th Amendment to Composite Lease	UNIMPROVED GROUND	11/1/2013(9)	2,744	$0.2077	$0.2077	$47.49	$569.92	CPI OR 13%
4	07-0961	N/A	TAXIWAY C	2/1/2009	731,098	$0.2400	$0.2615	$15,933.55	$191,202.60	CPI OR 13%
5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/ GRACELAND RAMP	1/1/2007		$0.1525				CPI OR 13%
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	1/1/2007	515,496	$0.1525	$0.2077	$8,922.24	$107,066.88	CPI OR 13%
6	07-0963	AGREEMENT #92-0833	IRS/AOD	1/1/2007	2,248,286	N/A (6)	N/A (6)	$143,750.00	$1,725,000.00	CPI OR 13%
7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007	427,030	N/A (6)	N/A (6)	$2,730.95	$32,771.42	CPI OR 13%
8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007	451,370	N/A (6)	N/A (6)	$2,550.07	$30,600.87	CPI OR 13%
9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	1/1/2007	833,458	$0.2673	$0.2913	$20,230.58	$242,766.99	CPI OR 13%
10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007(2)	140,617	$0.2673	$0.2913	$3,413.21	$40,958.47	CPI OR 13%
11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	1/1/2007	187,217	$0.1525	$0.2077	$3,240.36	$38,884.38	CPI OR 13%
12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	12/01/07	187,618	$0.1525	$0.1662	$2,598.18	$31,178.22	CPI OR 13%
13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007	1,897,879	$0.1220	$0.1329	$21,025.87	$252,310.49	CPI OR 13%
		SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007	319,113	$0.1525	$0.2077	$5,523.23	$66,278.76	CPI OR 13%
14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007	428,616	$0.1525	$0.2077	$7,418.52	$89,022.18	CPI OR 13%
15	07-0972	N/A	SPRANKLE ROAD	1/1/2007	200,695	$0.0000	$0.0000	$0.0000	$0.0000	N/A
16	07-0973	N/A	REPUBLIC ROAD	1/1/2007	113,179	$0.0000	$0.0000	$0.0000	$0.0000	N/A
17	07-0974	SUPPLEMENTALS
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007	1,662,877	$0.1525	$0.2077	$28,781.19	$345,374.26	CPI OR 13%
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007	1,908,290	$0.1906	$0.2597	$41,294.68	$495,536.18	CPI OR 13%
		Parcel 5 (INTERNATIONAL PARK)		1/1/2007	24,000	$0.2673	$0.3641	$728.14	$8,737.65	CPI OR 13%
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007	247,254	$0.2673	$0.3641	$7,501.45	$90,017.46	CPI OR 13%
		1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007	117,915	$0.2673	$0.3641	$3,577.43	$42,929.17	CPI OR 13%
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007	45,359	$0.2673	$0.3641	$1,376.15	$16,513.80	CPI OR 13%
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007	1,586,172	$0.2673	$0.3641	$48,122.97	$577,475.69	CPI OR 13%
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007	70,200	$0.2673	$0.3641	$2,129.80	$25,557.63	CPI OR 13%
		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007	4,333,659	$0.2673	$0.3641	$131,479.16	$1,577,749.90	CPI OR 13%
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	1/1/2007	556,334	$0.2673	$0.3041	$14,099.88	$169,198.54	CPI OR 13%
		10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007	487,512	$0.1906	$0.2597	$10,549.58	$126,594.93	CPI OR 13%
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007	527,676	$0.1525	$0.2077	$9,133.05	$109,596.63	CPI OR 13%
		5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007	796,312	$0.2673	$0.3641	$24,159.36	$289,912.33	CPI OR 13%
		23	GRAEBER ASSIGNMENT/ TRUCKING OPERATION	1/1/2007	261,460	$0.1029	$0.1401	$3,053.32	$36,639.83	CPI OR 13%
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007	18,933	$0.2673	$0.3641	$574.41	$6,892.91	CPI OR 13%

18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007	552,730	$0.2673	$0.2913	$13,416.45	$160,997.43	CPI OR 13%

18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012(4)	72,378	$1.2600	$1.3730	$8,281.38	$99,376.59	CPI OR 13%
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007	418,016	$0.2673	$0.2913	$10,146.53	$121,758.37	CPI OR 13%

20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	3/1/2008	108,051	$0.1525	$0.1662	$1,496.32	$17,955.83	CPI OR 13%

21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007	1,812,363	$0.1525	$0.2077	$31,368.50	$376,422.03	CPI OR 13%
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007	491,127	$0.1525	$0.2077	$8,500.46	$102,005.52	CPI OR 13%

23	07-0981	N/A	TAXIWAY SIERRA	2/1/2009	248,711	$0.2400	$0.2615	$5,420.41	$65,044.89	CPI OR 13%

24	07-0982	N/A	SORT FACILITY	9/1/2009(5)	292,000	$1.2600	$1.3730	$33,410.20	$400,922.42	CPI OR 13%
25	07-0983	N/A	DEMOCRAT PARKING AREA	12/15/11(8)	36,128	$0.1906	$0.2077	$625.31	$7,503.67	CPI OR 13%
26	07-0985	N/A	CORPORATE AVIATION HANGAR (BUILDING)	7/1/2014	35,070	$1.4238	$1.4238	$4,161.06	$49,932.67	CPI OR 13%
			CORPORATE AVIATION HANGAR (LAND)	7/1/2014	161,334	$0.0000	N/A	N/A	N/A	N/A
27	07-0984	N/A	HANGAR 11 (BUILDING)	7/1/2014	58,265	$1.4238	$1.4238	$6,913.14	$82,957.71	CPI OR 13%
		N/A	HANGAR 12 (BUILDING)	7/1/2014	117,306	$1.4238	$1.4238	$13,918.36	$167,020.28	CPI OR 13%
			HANGARS 11 AND 12 (LAND)	7/1/2014	1,290,083	$0.0000	N/A	N/A	N/A	N/A
28	07-0986	N/A	EAST GSE RAMP	7/1/2014(10)	1,000,681	$0.1741	$0.1741	$14,518.21	$174,218.56	CPI OR 13%

								$819,394.03	$9,832,728.33

Note 1:
(a) Hangar 26 has been removed from Parcel 2 and, effective July 1, 2009, rent for Parcel 2 has been reduced by $1,322.50 per month, $15,870.00 per year.
(b) As of December 14, 2010, the date of Tenant’s beneficial occupancy of the Replacement Hangar, as defined in the Third Amendment to the Composite Lease Agreement, the annual rent will be reduced by $44,246.00 ($3,687.17 monthly). The rent rate for the 35,000 square foot Replacement Hangar will be $0.1906.
(c) As of December 14, 2010, the date of Tenant’s benefical occupancy of renovated Hangars 24, 25 and 27, the combined annual rent for these Hangars will be reduced by $23,458.05 (30% of $78,193.49).
Note 2: In accordance with the Second Amendment to the Composite Lease Agreement, Parcel 10 will not be part of the demised premises between May 1, 2010, and December 31, 2011, and no rent will be payable with respect to that Parcel during that time period.
Note 3: Refer to Section 2.03(a)(i) of the Composite Lease Agreement for a further description of the rent adjustment summarized in this column.
Note 4: The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 18A will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.
Note 5: The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 24 will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.
Note 6: For Parcels 6, 7, and 8, the monthly rent for each is an amount previously agreed upon by the Parties, and is not calculated on any applicable current rate.
Note 7: Section 2.03(a)(i) of the Composite Lease Agreement will govern the escalation of the rent for Parcel 6 beginning July 1, 2018.
Note 8: In accordance with the terms of the 4th Amendment to the Composite Lease, rent for Parcel 25 began to accrue March 1, 2012 at the rate of $0.1906
Note 9: In accordance with the terms of the 5th Amendment to the Composite Lease, rent for the unimproved property that the 5th Amendment adds to Parcels 2 and 3 will begin to accrue on November 1, 2013 at the July 1, 2013 rental rate for unimproved property. (See Notes 3 and 7)
Note 10: Rate agreed upon by the parties and as defined in the 6th Amendment to the Composite Lease

RATE & RATE ESCALATION			CURRENT RATES	7/1/2013
IMPROVED GROUND			$0.2383	$0.2597

UNIMPROVED GROUND			$0.1906	$0.2077